Exhibit (a)(1)(ii)

Tax ID Certification on file: <Certified Y/N> TOTAL SHARES: 12345678901234 ACCOUNT CODE: 12345678901234 CONTROL CODE: 12345678901234

TO PARTICIPATE IN THE XBIOTECH INC. ISSUER TENDER OFFER YOU MUST SUBMIT YOUR INSTRUCTIONS IN ONE OF THE FOLLOWING WAYS:

Option 1) Internet—Visit the Offer Website at tech.computersharecas.com and using the Account Code and Control Code printed above, sign in and follow the instructions on the website.

Option 2) Mail—Complete the instructions, sign and return this Letter of Transmittal in the envelope provided.

Letter of Transmittal

For Tender of Common Shares

of

XBiotech Inc.

At a Purchase Price Not Greater than $4.00 per Share Nor Less than $3.80 per Share

Pursuant to the Offer to Purchase Dated May 17, 2023

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON JUNE 15, 2023, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE “EXPIRATION DATE”).

The undersigned seller represents that I (we) have full authority to tender without restriction the common shares, no par value per share, of XBiotech Inc. (“XBiotech” or “you”) (collectively, the “Shares”) identified below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for the Shares tendered pursuant to this Letter of Transmittal, for purchase by you at a price not greater than $4.00 nor less than $3.80 per Share, to the undersigned seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions in the Offer to Purchase, dated May 17, 2023 (the “Offer to Purchase” and, together with this Letter of Transmittal and the website established for purposes of effectuating the offer, as they may be amended or supplemented from time to time, the “Offer”).

THIS FORM SHOULD BE COMPLETED, SIGNED AND SENT, TOGETHER WITH ALL OTHER DOCUMENTS, TO COMPUTER SHARE TRUST COMPANY, N.A., THE DEPOSITARY FOR THE OFFER (THE “DEPOSITARY”), AT ONE OF ITS ADDRESSES SET FORTH BELOW. DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO XBIOTECH OR GEORGESON LLC, THE INFORMATION AGENT FOR THE OFFER (THE “INFORMATION AGENT”), WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY.

Pursuant to the Offer to Purchase, the undersigned tenders the Shares of XBiotech set forth below:

DESCRIPTION OF SHARES TENDERED
Shares Tendered (Attach additional list if necessary)
Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name (s) appear(s) on account statement(s))		Number of Shares Tendered

Total Shares

Mail or deliver this Letter of Transmittal, together with all other documents, to:

Computershare Trust Company, N.A.

By Express Mail, Courier or Other Expedited Service:	By Mail
Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
150 Royall Street, Suite V Canton, Massachusetts 02021	P.O. Box 43011 Providence, RI 02940-3011

For assistance call +1 (800) 305-9404

READ THE INSTRUCTIONS CAREFULLY BEFORE

COMPLETING THIS LETTER OF TRANSMITTAL

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE IRS FORM W-9 PROVIDED BELOW.

(Non-U.S. Holders Should Please Obtain and Complete an Applicable IRS Form W-8)

This Letter of Transmittal is to be used if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company, which is referred to as the Book-Entry Transfer Facility, pursuant to the procedures set forth in Section 3 of the Offer to Purchase dated May 17, 2023 (as may be amended or supplemented from time to time, the “Offer to Purchase”).

Tendering shareholders must deliver timely confirmation of book-entry transfer in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to their Shares and all other documents required by this Letter of Transmittal to the Depositary by 5:00 p.m., Eastern Time, on June 15, 2023 (as this time may be extended at any time or from time to time by XBiotech in its sole discretion in accordance with the terms of the Offer, the “Expiration Date”). . All capitalized terms not otherwise defined herein have the meanings ascribed to them in the Offer to Purchase.

Your attention is directed in particular to the following:

1.     If you want to retain the Shares you own, you do not need to take any action.

2.     If you want to participate in the Offer and wish to maximize the chance that Xbiotech will accept for payment Shares you are tendering by this Letter of Transmittal, you should check the box marked “Shares Tendered At Price Determined Under The Offer” below and complete the other portions of this Letter of Transmittal as appropriate. If you choose this option, your Shares will be deemed to be tendered at the minimum price of $3.80 per Share for purposes of determining the Final Purchase Price (defined herein). You should understand that this election may effectively lower the Final Purchase Price and could result in your tendered Shares being purchased at the minimum price of $3.80 per Share.

3.    If you wish to select a specific price at which you will be tendering your Shares, you should select one of the boxes in the section captioned “Shares Tendered At Price Determined By Shareholder” below and complete the other portions of this Letter of Transmittal as appropriate.

Shareholders should carefully consider the income tax consequences of tendering shares pursuant to the Offer. See Section 13, “Certain United States and Canadian Federal Income Tax Consequences,” in the Offer to Purchase.

METHOD OF DELIVERY

☐

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK- ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

PRICE (IN U.S. DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

(See Instruction 4)

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE

BOX UNDER (1) OR (2) BELOW).

1.	SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “Shares Tendered At Price Determined By Shareholder,” the undersigned hereby tenders Shares at the purchase price as shall be determined by Xbiotech in accordance with the terms of the Offer.

☐

The undersigned wants to maximize the chance that Xbiotech will accept for payment all of the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes below, the undersigned hereby tenders Shares at, and is willing to accept, the Final Purchase Price determined by Xbiotech in accordance with the terms of the Offer. The undersigned understands that this action will result in the undersigned’s Shares being deemed to be tendered at the minimum price of $3.80 per Share for purposes of determining the Final Purchase Price. This may effectively lower the Final Purchase Price and could result in the undersigned receiving a per Share price as low as $3.80.

2.	SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER

By checking ONE of the following boxes INSTEAD OF THE BOX UNDER “Shares Tendered At Price Determined Under The Offer,” the undersigned hereby tenders Shares at the price checked. The undersigned understands that this action could result in Xbiotech purchasing none of the Shares tendered hereby if the Final Purchase Price determined by Xbiotech for the Shares is less than the price checked below.

☐	$3.80	☐	$3.85	☐	$3.90	☐	$3.95	☐	$4.00

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

A SHAREHOLDER DESIRING TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. THE SAME SHARES CANNOT BE TENDERED AT MORE THAN ONE PRICE, UNLESS PREVIOUSLY PROPERLY WITHDRAWN AS PROVIDED IN SECTION 4 OF THE OFFER TO PURCHASE.

CONDITIONAL TENDER

(See Instruction 11)

A shareholder may tender Shares subject to the condition that a specified minimum number of the shareholder’s Shares tendered pursuant to the Letter of Transmittal must be purchased if any Shares tendered are purchased, all as described in the Offer to Purchase, particularly in Section 6 of the Offer to Purchase. Unless at least the minimum number of Shares indicated below is purchased by Xbiotech pursuant to the terms of the Offer, none of the Shares tendered will be purchased. It is the tendering shareholder’s responsibility to calculate that minimum number of Shares that must be purchased if any are purchased, and Xbiotech urges shareholders to consult their own financial and tax advisors before completing this section. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

The minimum number of Shares that must be purchased, if any are purchased, is:             Shares.

If, because of proration, the minimum number of Shares designated will not be purchased, Xbiotech may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her Shares and checked this box:

☐	The tendered Shares represent all Shares held by the undersigned.

NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Xbiotech Inc., a British Columbia corporation (“Xbiotech”), the above-described common shares, no par value per share, of Xbiotech (the “Shares”), at the price per Share indicated in this Letter of Transmittal, to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in Xbiotech’s Offer to Purchase dated May 17, 2023 (as may be amended or supplemented from time to time, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and the website established for purposes of effectuating the offer, as they may be amended or supplemented from time to time, constitute the “Offer”).

Subject to and effective on acceptance for payment of, and payment for, the Shares tendered with this Letter of Transmittal in accordance with, and subject to, the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, XBiotech, all right, title and interest in and to all the Shares that are being tendered and irrevocably constitutes and appoints XBiotech, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such tendered Shares, to (a) transfer ownership of such tendered Shares on the account books maintained by The Depository Trust Company (the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, XBiotech upon receipt by the Depositary, as the undersigned’s agent, of the aggregate purchase price with respect to such tendered Shares, (b) present instructions for cancellation and transfer of such tendered Shares on XBiotech’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such tendered Shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned (a) has full power and authority to tender, sell, assign and transfer the tendered Shares and, when the same are accepted for payment by XBiotech, XBiotech will acquire good, marketable and unencumbered title thereto, free and clear of all liens, security interests, restrictions, charges, claims, encumbrances, conditional sales agreements or other similar obligations relating to the sale or transfer of the tendered Shares, and the same will not be subject to any adverse claim or right and (b) will, on request by the Depositary or XBiotech, execute any additional documents deemed by the Depositary or XBiotech to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all such other Shares or other securities or rights), all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that:

1.    the valid tender of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal constitutes the undersigned’s acceptance of the terms and conditions of the Offer; XBiotech’s acceptance of the tendered Shares will constitute a binding agreement between the undersigned and XBiotech on the terms and subject to the conditions of the Offer;

2.    it is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a person acting alone or in concert with others, directly or indirectly, to tender Shares for such person’s own account unless at the time of tender and at the Expiration Date such person has a “net long position” in (a) the Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Shares for the purpose of tender to XBiotech within the period specified in the Offer or (b) other securities immediately convertible into, exercisable for or exchangeable into Shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to XBiotech within the period specified in the Offer. Rule 14e-4 under the Exchange Act also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering shareholder’s representation and warranty to XBiotech that (a) such shareholder has a “net long position” in Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (b) such tender of Shares complies with Rule 14e-4 under the Exchange Act. XBiotech’s acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the tendering shareholder and XBiotech upon the terms and subject to the conditions of the Offer;

3.    XBiotech will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (the “Final Purchase Price”), not greater than $4.00 nor less than $3.80 per Share, to the seller in cash, less any applicable withholding taxes and without interest, that it will pay for Shares properly tendered and not properly withdrawn from the Offer, taking into account the number of Shares so tendered and the prices specified, or deemed specified, by tendering shareholders;

4.    the Final Purchase Price will be the lowest single purchase price, not greater than $4.00 nor less than $3.80 per Share, that will allow XBiotech to purchase $80,000,000 in value of Shares, or a lower amount depending on the number of Shares properly tendered and not properly withdrawn;

5.    XBiotech reserves the right, in its sole discretion, to increase or decrease the per Share purchase price and to increase or decrease the value of Shares sought in the Offer. XBiotech may increase the value of Shares sought in the Offer to an amount greater than $80,000,000, subject to applicable law. In accordance with the rules of the Securities and Exchange Commission, XBiotech may increase the number of Shares accepted for payment in the Offer by no more than 2% of the outstanding Shares without extending the Offer;

6.    Shares properly tendered prior to the Expiration Date at or below the Final Purchase Price and not properly withdrawn will be purchased in the Offer at the Final Purchase Price, upon the terms and subject to the conditions of the Offer, including proration (because more than the number of Shares sought are properly tendered) and conditional tender provisions described in the Offer to Purchase;

7.    XBiotech will return at its expense all Shares it does not purchase, including Shares tendered at prices greater than the Final Purchase Price and not properly withdrawn and Shares not purchased because of proration or conditional tenders, promptly following the Expiration Date;

8.    under the circumstances set forth in the Offer to Purchase, XBiotech expressly reserves the right, in its sole discretion, to terminate the Offer at any time and from time to time, upon the occurrence of any of the events set forth in Section 7 of the Offer to Purchase and to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and payment for, any Shares by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. During any such extension, all Shares previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering shareholder to withdraw such shareholder’s Shares;

9.    XBiotech has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering Shares pursuant to the Offer; and

10.    THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

The undersigned agrees to all of the terms and conditions of the Offer.

Unless otherwise indicated below in the section captioned “Special Payment Instructions,” please issue the check for payment of the aggregate purchase price in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the aggregate purchase price to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the aggregate purchase price in the name(s) of, and deliver such check to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. Appropriate medallion signature guarantees by an Eligible Institution (as defined in Instruction 1) have been included with respect to Shares for which special payment or delivery instructions have been given. The undersigned recognizes that XBiotech has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder(s) thereof if XBiotech does not accept for payment any of the Shares.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the aggregate purchase price of Shares purchased is to be issued to someone other than the undersigned.

Issue check to:

Name:
(Please Print)

Address:

(Please Include Zip Code)

(Taxpayer Identification or Social Security Number)

(Taxpayer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the aggregate purchase price of Shares is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature.

Mail check to:

Name:
(Please Print)

Address:

(Please Include Zip Code)

(Taxpayer Identification or Social Security Number)

(Taxpayer Identification or Social Security Number)

IMPORTANT: SHAREHOLDERS SIGN HERE (also please complete IRS Form W-9 below or appropriate IRS Form W-8)
Signature(s) of Owner(s):
Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) of Shares as evidenced by endorsement or share powers transmitted herewith. If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the full title of the person should be set forth. See Instruction 5).

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:

Complete accompanying IRS Form W-9 or appropriate IRS Form W-8. GUARANTEE OF SIGNATURE(S) (For use by Eligible Institutions only; see Instructions 1 and 5)

Name of Firm:

Address:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Area Code and Telephone Number:

Dated: , 2023
NOTE: A notarization by a notary public is not acceptable. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has (have) completed the section captioned “Special Payment Instructions” or the section captioned “Special Delivery Instructions” on this Letter of Transmittal) or (b) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a Medallion Program approved by the Securities Transfer Agents Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution,” as the term is defined in Exchange Act Rule 17Ad-15, each of the foregoing constituting an “Eligible Institution.” In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If you have any questions regarding the need for a signature guarantee, please call or email the Information Agent at (877) 278-4775 or XBiotech@georgeson.com.

2.    Requirements of Tender. This Letter of Transmittal is to be completed by shareholders if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a shareholder to properly tender Shares pursuant to the Offer, (a) a Letter of Transmittal, properly completed and duly executed, together with any required Agent’s Message, any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date and Shares must be delivered pursuant to the procedures for book-entry transfer set forth in this Letter of Transmittal (and a book-entry confirmation must be received by the Depositary) prior to the Expiration Date, or (b) the shareholder must visit the Offer Website at tech.computersharecas.com, and using the Account Code and Control Code printed on this Letter of Transmittal, sign in, follow the directions on the Offer Website, and electronically complete and submit the requested information through the Offer Website prior to the Expiration Date.

Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. If XBiotech extends the Offer beyond that time, tendered Shares may be withdrawn at any time until the extended Expiration Date. Shares that have not previously been accepted by XBiotech for payment may be withdrawn at any time after 5:00 p.m., Eastern Time, on July 17, 2023. To withdraw tendered Shares, shareholders utilizing a Letter of Transmittal must deliver a written notice of withdrawal to the Depositary within the prescribed time period at one of the addresses set forth in this Letter of Transmittal. To withdraw tendered Shares, shareholders utilizing the Offer Website must visit the Offer Website at tech.computersharecas.com, and modify their previous submission on the Offer Website within the prescribed time period. Shares may only be withdrawn by the same method used to tender such Shares.

Any written notice of withdrawal must specify the name of the tendering shareholder, the number of Shares to be withdrawn, and the name of the registered holder of the Shares. If Shares have been tendered pursuant to the procedures for book-entry transfer, the notice of withdrawal also must specify the name and the number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Shares and must otherwise comply with the procedures of that facility. Withdrawals may not be rescinded and any Shares withdrawn will not be properly tendered for purposes of the Offer unless the withdrawn Shares are properly re-tendered prior to the Expiration Date by following the procedures described above.

THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY

TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). WHEN DELIVERING ANY DOCUMENTS BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their Shares.

3.    Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the number of Shares should be listed on a separate signed schedule attached hereto.

4.    Indication of Price at Which Shares are Being Tendered. For Shares to be properly tendered, the shareholder MUST either (1) check the box in the section captioned “Shares Tendered At Price Determined Under The Offer” in order to maximize the chance of having XBiotech accept for payment all of the Shares tendered (subject to the possibility of proration) or (2) check the box indicating the price per Share at which such shareholder is tendering Shares under “Shares Tendered At Price Determined by Shareholder.” Selecting option (1) could result in the shareholder receiving a price per Share as low as $3.80. ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A SHAREHOLDER WISHING TO TENDER PORTIONS OF SUCH SHAREHOLDER’S SHARE HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH SHAREHOLDER WISHES TO TENDER EACH SUCH PORTION OF SUCH SHAREHOLDER’S SHARES. The same Shares cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

5.    Signatures on Letter of Transmittal, Share Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the security position without any change or alteration whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

If this Letter of Transmittal or any share power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit proper evidence satisfactory to XBiotech of such person’s authority to so act.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, no endorsements or separate share powers are required unless payment of the purchase price is to be made, or book-entries for Shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any share powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares tendered hereby, this Letter of Transmittal must be accompanied by appropriate share powers, signed exactly as the name(s) of the registered owner(s) appear(s) on the face of the security position. The signature(s) on any such share power(s) must be guaranteed by an Eligible Institution.

6.    Stock Transfer Taxes. XBiotech will pay any stock transfer taxes with respect to the transfer and sale of Shares to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if book-entries for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if Shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be the responsibility of the shareholder and satisfactory evidence of the payment of such taxes or exemption from the payment of such taxes may need to be submitted with this Letter of Transmittal.

7.    Special Payment and Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and book-entries for any Shares not accepted for payment or not tendered are to be credited to the name of, a person other than the signer of this Letter of Transmittal or if a check is to be sent to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8.    Waiver of Conditions; Irregularities. All questions as to the number of Shares to be accepted, the purchase price to be paid for Shares to be accepted, the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and the validity (including time of receipt) and form of any notice of withdrawal of tendered Shares will be determined by XBiotech, in its sole discretion, and such determination will be final and binding on all parties absent a finding to the contrary by a court of competent jurisdiction. XBiotech may delegate power in whole or in part to the Depositary. XBiotech reserves the absolute right to reject any or all tenders of any Shares that XBiotech determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of XBiotech’s counsel, be unlawful. XBiotech reserves the absolute right to reject any notices of withdrawal that it determines are not in proper form. XBiotech also reserves the absolute right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the conditions of the Offer prior to the Expiration Date, or any defect or irregularity in any tender or withdrawal with respect to any particular Shares or any particular shareholder (whether or not XBiotech waives similar defects or irregularities in the case of other shareholders), and XBiotech’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties absent a finding to the contrary by a court of competent jurisdiction. In the event a condition is waived with respect to any particular shareholder, the same condition will be waived with respect to all shareholders. No tender or withdrawal of Shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering or withdrawing shareholder or waived by XBiotech. XBiotech will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender or withdrawal of Shares. Unless waived, any defects or irregularities in connection with tenders or withdrawals must be cured within the period of time XBiotech determines. None of XBiotech, the Information Agent, the Depositary or any other person will be obligated to give notice of any defects or irregularities in any tender or withdrawal, nor will any of the foregoing incur any liability for failure to give any such notification.

9.    Backup Withholding. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a U.S. Holder (as defined below) tendering Shares in the Offer must (a) qualify for an exemption, as described below or (b) provide the Depositary or other applicable withholding agent with such U.S. Holder’s correct taxpayer identification number (“TIN”) (i.e., social security number or employer identification number) on IRS Form W-9, a copy of which is included with this Letter of Transmittal, and certify under penalties of perjury that (i) the TIN provided is correct, (ii) (x) the U.S. Holder is exempt from backup withholding, (y) the U.S. Holder has not been notified by the United States Internal Revenue Service (“IRS”) that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or

(z) the IRS has notified the U.S. Holder that such U.S. Holder is no longer subject to backup withholding, and (iii) the U.S. Holder is a U.S. person (including a U.S. resident alien). If a U.S. Holder does not provide a correct TIN or fails to provide the certifications described above, the IRS may impose a $50 penalty on such U.S. Holder and payment of cash to such U.S. Holder pursuant to the Offer may be subject to backup withholding at the applicable statutory rate (currently 24%).

A “U.S. Holder” is any shareholder that for U.S. federal income tax purposes is (a) a citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (b) a corporation or partnership created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (c) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (d) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” within the meaning of Section 7701(a)(30) of the Code have the authority to control all substantial decisions of the trust, or, if the trust was in existence on August 20, 1996, and it has elected to continue to be treated as a United States person.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is timely given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained upon timely filing an income tax return.

A tendering U.S. Holder is required to give the Depositary or other applicable withholding agent the TIN of the record owner of the Shares being tendered. If the Shares are held in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed IRS Form W-9 for guidance on which number to report.

If a U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. Writing “Applied For” means that a U.S. Holder has already applied for a TIN or that such U.S. Holder intends to apply for one soon. Notwithstanding that the U.S. Holder has written “Applied For” in Part I, the Depositary will withhold the applicable statutory rate (currently 24%) on all payments made prior to the time a properly certified TIN is provided to the Depositary.

Some shareholders are exempt from backup withholding. To prevent possible erroneous backup withholding, exempt shareholders should consult the instructions to the enclosed IRS Form W-9 for additional guidance.

Non-U.S. Holders (as defined below) should complete and sign the main signature form and IRS Form W-8BEN or W-8BEN-E (or other applicable IRS Form W-8) in order to avoid backup withholding. A copy of the appropriate IRS Form W-8 may be obtained from the Depositary or from the IRS website (www.irs.gov). A “Non-U.S. Holder” is a shareholder that is not a U.S. Holder. A disregarded domestic entity that has a foreign owner must use the appropriate IRS Form W-8, and not the IRS Form W-9. See the instructions to the enclosed IRS Form W-9 for more instructions.

10.    Requests for Assistance or Additional Copies. If you have questions or need assistance, you should contact the Information Agent at its address, telephone number or email set forth on the back cover of this Letter of Transmittal. If you require additional copies of the Offer to Purchase, this Letter of Transmittal, the IRS Form W-9 or other related materials, you should contact the Information Agent. Copies will be furnished promptly at XBiotech’s expense.

11.    Conditional Tenders. As described in Sections 3 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased.

If you wish to make a conditional tender you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal. In this box in this Letter of Transmittal, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

As discussed in Section 3 and Section 6 of the Offer to Purchase, proration may affect whether XBiotech accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. Upon the terms and subject to the conditions of the Offer, if, because of proration (because more than the number of Shares sought are properly tendered), the minimum number of Shares that you designate will not be purchased, XBiotech may accept conditional tenders made at or below the Final Purchase Price by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your Shares and check the box so indicating. Upon selection by lot, if any, XBiotech will limit its purchase in each case to the designated minimum number of Shares.

All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such Shares by the shareholder, rather than the payment of a dividend to the shareholder, for U.S. federal income tax purposes. It is the tendering shareholder’s responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale rather than dividend treatment. Each shareholder is urged to consult his or her own tax advisor. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax result for any shareholder tendering Shares. See Section 6 of the Offer to Purchase.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, ANY REQUIRED AGENT’S MESSAGE AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, AND SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER PRIOR TO THE EXPIRATION DATE.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▸ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▸ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▸

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person** ▸ **Date** ▸

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Form W-9 (Rev.10-2018) By signing the filled-out form, you: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued). 2. Certify that you are not subject to backup withholding, or 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and 4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information. Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: " An individual who is a U.S. citizen or U.S. resident alien " A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; An estate (other than a foreign estate); or - A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1448 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income. In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States. In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity. In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and " In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items. 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Page 2 Example. Article 20 of the US-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the US-China treaty (dated April 30, 1954) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties. nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester, 2. You do not certify your TIN when required (see the instructions for Part II for details). 3. The IRS tells the requester that you furnished an incorrect TIN, 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information. Also see Special rules for partnerships, earlier. What is FATCA Reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form We for more information. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Line 1 You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return. If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9. a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application. b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2. c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2. d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2. e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(ii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. Line 2 If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2. Line 3 Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3. IF the entity/person on line 1 is THEN check the box for... a(n)... " Corporation Individual Sole proprietorship, or Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes. Page 3 Corporation Individual/sole proprietor or single- member LLC LLC treated as a partnership for Limited liability company and enter U.S. federal tax purposes, LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes. " Partnership - Trust/estate Line 4, Exemptions the appropriate tax classification. (P= Partnership, C=C corporation; or S= S corporation) Partnership Trust/estate If you are exempt from backup withholding and/or FATCA reporting. enter in the appropriate space on line 4 any code(s) that may apply to you. Exempt payee code. " Generally, individuals (including sole proprietors) are not exempt from backup withholding. " Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. " Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. " Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4. 1-An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2) 2-The United States or any of its agencies or instrumentalities 3-A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities 4-A foreign government or any of its political subdivisions, agencies, or instrumentalities 5-A corporation 6-A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession 7-A futures commission merchant registered with the Commodity Futures Trading Commission 8-A real estate investment trust 9-An entity registered at all times during the tax year under the Investment Company Act of 1940 10-A common trust fund operated by a bank under section 584(a) 11-A financial institution 12-A middleman known in the investment community as a nominee or custodian 13-A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev.10-2018) The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. IF the payment is for... Interest and dividend payments Broker transactions Barter exchange transactions and patronage dividends Payments over $600 required to be reported and direct sales over $5,000 Payments made in settlement of payment card or third party network transactions THEN the payment is exempt for... All exempt payees except for 7 Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Exempt payees 1 through 4 Generally, exempt payees through 52 1 Exempt payees 1 through 4 'See Form 1099-MISC, Miscellaneous Income, and its instructions. However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency. Exemption from FATCA reporting code. The following codes identity payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code. A-An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37) B-The United States or any of its agencies or instrumentalities C-A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities D-A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i) E-A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i) F-A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state G-A real estate investment trust H-A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940 I-A common trust fund as defined in section 584(a)J- A bank as defined in section 581 K-A broker L-A trust exempt from tax under section 664 or described in section 4947(a)(1) Page 4 M-A tax exempt trust under a section 403(b) plan or section 457(g) plan Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. Line 5 Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN. Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7. Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W- 7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days. If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8. Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification. 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 6. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A). IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the Requester For this type of account: 1. Individual 2. Two or more individuals (joint account) other than an account maintained by an FFI 3. Two or more U.S. persons (joint account maintained by an FFI) 4. Custodial account of a minor (Uniform Gift to Minors Act) Give name and SSN of: The individual The actual owner of the account or, if combined funds, the first individual on the account! Each holder of the account The minor 5. a. The usual revocable savings trust The grantor-trustee (grantor is also trustee) b. So-called trust account that is not The actual owner a legal or valid trust under state law 6. Sole proprietorship or disregarded entity owned by an individual 7. Grantor trust fling under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2) (A)) For this type of account: 8. Disregarded entity not owned by an individual The owner The grantor Give name and EIN of: The owner 9. A valid trust, estate, or pension trust Legal entity A 10. Corporation or LLC electing corporate status on Form 8832 or Form 2553 11. Association, club, religious, charitable, educational, or other tax- exempt organization 12. Partnership or multi-member LLC 13. A broker or registered nominee The corporation The organization The partnership The broker or nominee Page 5 Give name and EIN of: For this type of account: 14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments 15. Grantor trust filing under the Form 1041 Filling Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1,671-4(b)(2)(B) The public entity The trust List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished. *Circle the minor's name and furnish the minor's SSN. *You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. *List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier. "Note: The grantor also must provide a Form W-9 to trustee of trust. Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records From Identity Theft Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: "Protect your SSN. " Ensure your employer is protecting your SSN, and " Be careful when choosing a tax preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039. For more information, see Pub. 5027, Identity Theft Information for Taxpayers. Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TOD 1-800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev.10-2018) The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@rs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/ldtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.Identity Theft.gov and Pub. 5027. Visit www.irs.gov/ldentity Theft to learn more about identity theft and how to reduce your risk. Privacy Act Notice Page 6 Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property, the cancellation of debt, or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Canada Revenue Agence du revenu Agency du Canada Protected B when completed NR301 Declaration of eligibility for benefits (reduced tax) under a tax treaty for a non-resident person (NOTE: Partnerships should use Form NR302 and hybrid entities should use Form NR303) Use this form if you are a non-resident taxpayer resident in a country that Canada has a tax treaty with and you are eligible to receive the reduced rate of tax or exemption provided by the treaty on all or certain income and you: receive income subject to Part XIII withholding tax, such as investment income, pension, annuities, royalties, and estate or trust income, and the withholding tax rate is reduced by the tax treaty, or are completing forms T2062, Request by a Non-Resident of Canada for a Certificate of Compliance Related to the Disposition of Taxable Canadian Property or T2062A, Request by a Non-Resident of Canada for a Certificate of Compliance Related to the Disposition of Canadian Resource or Timber Resource Property, Canadian Real Property (Other Than Capital Property), or Depreciable Taxable Canadian Property to request a certificate of compliance for the disposition of treaty protected property, or derive income of any kind through a partnership or hybrid entity and it asks you to complete Form NR301 to support a declaration by the partnership or hybrid entity. Please refer to the instruction pages for more information. Part 1. Legal name of non-resident taxpayer (for individuals: first name, last name) Part 2. Mailing address: P.O. box, apt no., street no., street name and city State, province or territory Part 3. Foreign tax identification number Part 4. Recipient type Individual Corporation Postal or zip code Country Part 5. Tax Identification number Enter your Canadian social insurance number or Canadian individual tax number, if you have one: Enter the corporation's Canadian business number, if it has one: RC Trust Enter the trust's Canadian account number, if it has one: Part 6. Country of residence for treaty purposes Part 7. Part 8. Type of income for which the non-resident taxpayer is making this declaration Interest, dividends, and/or royalties Trust income Certification and undertaking Other-specify income type or indicate "all income" a " I certify that the information given on this form is correct and complete. a " I certify that I am, or the non-resident taxpayer is, the beneficial owner of all income to which this form relates. I certify that to the best of my knowledge and based on the factual circumstances that I am, or the non-resident taxpayer is, entitled to the benefits of the tax treaty between Canada and the country indicated in part 6 on the income listed in part 7. a " I undertake to immediately notify whoever I am submitting this form to (whether it is the payer, agent or nominee, CRA, or the partnership or hybrid entity through which the income is derived) of any changes to the information provided on this form. Signature of non-resident taxpayer or authorized person Name of authorized person (print) Position/title of authorized person Telephone number Date (YYYY/MM/DD) Expiry date - For Part XIII tax withholding purposes, this declaration expires when there is a change in the taxpayer's eligibility for treaty benefits or three years from the end of the calendar year in which this form is signed and dated, whichever is earlier.

Do not use this form: to support exemptions from tax under Article XXI of the Canada-U.S, tax treaty. You must apply to the CRA for a Letter of Exemption. Refer to guide T4016, Exempt U.S. Organizations - Under Article XXI of the Canada-United States Tax Convention. to support exemptions under a tax treaty that does not tax pension income if the total amount received from all payers is less than a certain threshold amount, or in other situations where Form NR5, Application by a non-resident of Canada for a reduction in the amount of non-resident tax required to be withheld, is applicable. See guide T4061, NR4- Non-resident tax withholding, remitting, and reporting for more information on pension exemptions. In these cases, you have to file Form NR5 to receive a letter authorizing a reduction in withholding tax on pension income. to support exemptions from Part XIII withholding tax that are provided for in the Income Tax Act, such as fully exempt interest as defined in subsection 212(3); to support arm's length interest payments that are not captured by paragraph 212(1)(b); or to support reductions of the Part XIII withholding tax on rental income when the non-resident makes an election under Section 216. In these circumstances, the exemption or reduction is in the Income Tax Act rather than in one of Canada's tax treaties. Business profits and disposition gains For exemptions pertaining to services provided in Canada, including those provided by artists and athletes who are exempt from tax under a tax treaty, see Rendering services in Canada at cra.gc.ca/tx/nnrsdnts/cmmn/rndr/menu-eng.html or Film Advisory Services at cra.gc.ca/tx/nnrsdnts/flm/menu-eng.html. These pages contain links to information for non-residents, including how to apply for a waiver of withholding tax. You may need to attach Form NR302, Declaration of eligibility for benefits (reduced tax) under a tax treaty for a partnership with non-resident partners or NR303, Declaration of eligibility for benefits (reduced tax) under a tax treaty for a hybrid entity to an application for a waiver in certain circumstances, such as when the applicant for the waiver is a partnership or hybrid entity. The payer of income for services provided in Canada must withhold tax on these payments unless the non-resident provides the payer with a copy of a tax waiver or reduction issued by the CRA for those services. For exemptions pertaining to dispositions of taxable Canadian property, see Disposing of or acquiring certain Canadian property at cra.gc.ca/nrdispositions/. Vendors and purchasers will find information on filing forms T2062, T2062A, and T2062C on this page. Generally, the purchaser of taxable Canadian property has to withhold tax on the purchase price unless the vendor receives a certificate of compliance from the CRA, or other rules apply. Information and instructions for the non-resident taxpayer Part XIII tax Part XIII tax is a withholding tax imposed on certain amounts paid or credited to non-residents of Canada. Subject to certain exceptions specified in the law, the rate of Part XIII tax is generally 25%. However, an income tax treaty between Canada and another country may provide for complete exemption from Part XIII tax or may reduce its rate. It is the payer's responsibility to withhold and remit Part XIII tax at the appropriate rate and the payer is liable for any deficiency. For this reason, the payer may request a completed Form NR301 or equivalent information before applying a reduced rate of withholding tax. Without Form NR301, the payer may not be satisfied of your entitlement to treaty benefits for the application of less than the full 25% Part XIII tax rate. Foreign tax identification number Enter the tax identification number that you use, if you have one, in your country of residence. For individuals who are resident in the United States, this is your social security number. Recipient type Tick the appropriate type of non-resident taxpayer. A foreign partnership that is treated as fiscally transparent under the laws of a foreign country, resulting in the partners paying tax on the partnership's worldwide income, should use Form NR302 to claim treaty benefits the partners are entitled to. Hybrid entities (see "Amounts derived through hybrid entities" below) should use Form NR303 if they are considered "fiscally transparent" by a country that Canada has a tax treaty with and that treaty contemplates extending treaty benefits for income derived through the entity to the residents of that country who have an interest in the entity (e.g., see paragraph 6 of Article IV of the Canada-U.S. tax treaty). A foreign entity that is taxed as a corporation on its worldwide income under the laws of the foreign country completes Form NR301. For other entity types, such as government entities and professional unincorporated associations, go to the CRA website at cra.gc.ca/formspubs/frms/nr301-2-3-eng.html. Canadian tax number Provide a Canadian tax number, if you have one. Country of residence Indicate your country of residence. You must be a resident of the country as defined in the tax treaty between Canada and that country. For more information, consult the publication Income Tax Technical News No. 35 at cra-arc.gc.ca/E/pub/tp/itnews-35/, published February 26, 2007. Type of income Enter the types of income being paid for which you are eligible for tax treaty benefits (such as an exemption from tax in Canada or a reduced withholding tax rate). Note: Income, including interest and dividend income, paid by a trust (other than a deemed dividend paid by a SIFT trust to which subsection 104(16) applies) to a non-resident is considered "trust income" under the Income Tax Act and Canada's tax treaties. Some tax treaties only reduce the Part XIII withholding tax on specific income types, such as interest or trust income, if the amount is taxable in the non-resident taxpayer's country of residence. To check if this applies to the income you receive, go to the Department of Finance website at fin.gc.ca/treaties-conventions/treatystatus_-eng.asp, or try the non-resident tax calculator at cra.gc.ca/partxiii-calculator/. For example, the Canada-United Kingdom tax treaty contains such a provision in paragraph 2 of Article 27. Limitation on benefits Limitation on benefits provisions prevent the unintended use of treaties by residents of a third country. Tax treaty benefits will be refused if any applicable limitation on benefits provision is not satisfied. For example, Article XXIX-A of the Canada-U.S. tax treaty generally restricts full treaty benefits to "qualifying persons" as defined in that article, U.S. resident individuals are "qualifying persons." Corporations, trusts, and other organizations resident in the United States should consult the tax treaty article to find out if they meet the criteria. The document "CRA guidelines for taxpayers requesting treaty benefits pursuant to paragraph 6 of article XXIX A of the Canada-U.S. Tax Convention" at cra.gc.ca/tx/nnrsdnts/rtc129-eng.html, provides the Canada-U.S. tax treaty in Appendix II and information for those who do not meet the criteria.

Certification and undertaking This area should be completed and signed by. the non-resident taxpayer in the case of an individual; an authorized officer in the case of a corporation; the trustee, executor, or administrator if the person filing the form is a trust; an authorized partner in the case of a partnership. A non-resident who does not satisfy the requirements of the limitation on benefits provisions, if any, contained in the tax treaty will not be entitled to all the benefits of the tax treaty. By signing this form you are certifying that the non-resident is entitled to a reduced rate of tax under a tax treaty. During an audit or review, or while processing a related request, the CRA may ask you for more information to support the tax treaty benefit you claimed. Change in circumstances If a change in circumstances makes any information on the form incorrect, notify the payer immediately and fill out a new form. Amounts derived through hybrid entities A hybrid entity is in general a foreign entity (other than a partnership) whose income is taxed at the beneficiary, member, or participant level. For example, the United States resident members/owners of a Limited Liability Company (that is treated as a fiscally transparent entity under U.S. tax laws) may be entitled to treaty benefits if all the conditions in paragraph 6 of Article IV of the Canada-U.S. treaty are met. Under paragraph 6, an amount of income, profit or gain is considered to be derived by a resident of the United States it; 1) the amount is derived by that person through an entity (other than an entity that is a resident of Canada), and 2) by reason of that entity being considered fiscally transparent under U.S. tax laws, the treatment of the amount under U.S. tax laws is the same as it would be if that amount had been derived directly by that person. Paragraph 7 of Article IV contains additional restrictions on this look-through provision. Entities that are subject to tax, but whose tax may be relieved under an integrated system, are not considered hybrid entities. Where do I send this form? Depending on your circumstances, send this form to one of the three areas noted below. " If you receive income subject to Part XIII tax from a Canadian payer, or from an agent, nominee, or other financial intermediary who requested that you complete this form, send this form and your completed worksheets directly to the person who requested it, to reduce the Part XIII withholding tax on income being paid to you. "If you derive income through a partnership or hybrid entity, and that partnership or hybrid entity asked you to complete Form NR301, send it to that partnership or hybrid entity. If requesting a certificate of compliance for the disposition of treaty-protected property, send this form, along with forms T2062 or T2062A, to the CRA according to the instructions on those forms. Agents and nominees, or financial intermediaries If you are an agent or nominee providing financial intermediary services as a part of a business, you should collect Form NR301, NR302, or NR303, or equivalent information, from the beneficial owner. See the instructions in Information Circular 76-12, Applicable rate of part XIII tax on amounts paid or credited to persons in countries with which Canada has a tax convention, and published updates to this information on the CRA website, for the suggested format to use for submitting the information to the Canadian payer or withholding agent. If you are an agent or nominee providing financial intermediary services as part of a business and you pay another agent or nominee amounts for non-resident beneficial owners, collect an agent/nominee certification from them as described in Information Circular 76-12 and published updates. Instructions for payers To determine the appropriate reduced rate of withholding, see the relevant Canadian tax treaty on the Department of Finance website at fin.gc.ca/treaties-conventions/treatystatus_eng.asp, or try the non-resident tax calculator at cra.gc.ca/partxiii-calculator/ Do not apply a reduced rate of withholding in the following circumstances: the non-resident taxpayer has not provided Form NR301 or equivalent information and you are not sure if the reduced rate applies: the form is incomplete (see note below); a tax treaty is not in effect with the taxpayer's country of residence; or you have reason to believe that the information provided in this declaration is incorrect or misleading. Note: The foreign and Canadian tax number fields may be blank because not all non-residents will have these tax numbers. Expiry date For Part XIII tax withholding purposes, this declaration expires when there is a change in the taxpayer's eligibility for the declared treaty benefits or three years from the end of the calendar year in which the form is signed and dated, whichever is earlier. For example, if the taxpayer's mailing address has changed to a different country, you should ask the taxpayer for a revised Form NR301. If you need more information, see Part XIII withholding tax at cra.gc.ca/tx/nnrsdts/pyr/prtxiii/wthhidng/menu-eng.html and select Beneficial ownership or Rates for part XIII tax.

Any questions or requests for assistance may be directed to the Information Agent at its telephone number, email address and address set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or related documents may be directed to the Information Agent at its telephone numbers, email address or address set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Depositary for the Offer is:

Computershare Trust Company, N.A.

By Express Mail Courier or Other Expedited Service Computershare Trust Company, N.A. 150 Royall Street, Suite V Canton, Massachusetts 02021	By Mail: Computershare Trust Company, N.A. P.O. Box 43011 Providence, RI 02940-3011

For assistance call +1 (800) 305-9404

The Information Agent for the Offer is:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, New York 10104

Phone: (877) 278-4775

Email: XBiotech@georgeson.com